UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 3, 2004

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15153	52-1655102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of Principal Executive Offices)	(Zip Code)

(214) 854-3000

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

On August 3, 2004, Blockbuster Inc. issued a press release announcing its proposed offering of debt securities. A copy of the press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: August 18, 2004	By:	/s/ Larry J. Zine
Larry J. Zine
Executive Vice President, Chief
Financial Officer and Chief
Administrative Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Blockbuster Inc. press release, dated August 3, 2004, announcing its proposed offering of debt securities

4